Exhibit 99.1
News Release

ADVANSIX APPOINTS JEFFREY J. BIRD TO BOARD OF DIRECTORS

Parsippany, N.J., December 22, 2025– AdvanSix (NYSE: ASIX), an integrated chemistry company serving diverse end markets, announced today the appointment of Jeffrey J. Bird as a new independent member of its Board of Directors, effective January 1, 2026.

Mr. Bird is currently Interim President and Chief Operating Officer of Envent Corporation, a private company that provides environmental and industrial solutions for the petrochemical industry that minimize environmental impact while maximizing operational efficiency, where he has also served as a member of the Board of Advisors since January 2025. He also serves as a director of Heath Consultants, a private company specializing in methane detection.

With Mr. Bird’s appointment, AdvanSix’s Board will consist of ten members, including nine independent directors. Mr. Bird will serve on the Audit Committee and the Health, Safety and Environmental Committee of the Board.

“We are pleased to welcome Jeff to the AdvanSix Board of Directors,” said Todd D. Karran, Board Chair of AdvanSix. “Jeff’s breadth of experience and deep financial and operational leadership experience in complex industries will further strengthen our Board’s strategic oversight and corporate governance practices.”

Prior to joining Envent Corporation, Mr. Bird was President, Chief Executive Officer and Director of Dril-Quip, an offshore drilling and production equipment manufacturer. Mr. Bird held key leadership roles at Dril-Quip since 2017, progressing from CFO to President and COO, and ultimately serving as President, CEO, and Director. He previously served as Executive Vice President and Chief Financial Officer of Frank’s International, a provider of engineered tubular services to the oil and gas industry. Prior to joining Frank’s International, Mr. Bird was the Vice President of Finance and Chief Financial Officer of Ascend Performance Materials, a provider of chemicals, fibers and plastics. Prior to joining Ascend, Mr. Bird served in a variety of accounting and finance roles, primarily in the industrial manufacturing sector including serving as a division Chief Financial Officer at Danaher Corporation. Mr. Bird holds a BA in Accounting from Cedarville University in Ohio.

“Jeff brings a unique blend of hands‑on operating leadership and disciplined financial expertise in navigating complex market cycles and strategic transformations,” said Erin Kane, president and CEO of AdvanSix. “His perspective will further sharpen our Board’s active engagement on the governance needed to drive to the right strategic choice sets and decisions, helping AdvanSix continue to deliver resilient performance to drive long-term growth and shareholder value.”

His appointment reflects the company’s commitment to a strong Board focused on the company’s strategic vision to support safe, stable and sustainable operations, improved through-cycle profitability and total shareholder return.

“AdvanSix plays a vital role in American manufacturing, and I am thrilled to join them in their mission to provide essential chemistries to diverse end markets. Throughout my career, I’ve seen how disciplined execution, a safety‑focused culture and rigorous capital stewardship create durable results. I’m eager to bring that perspective to AdvanSix’s Board and partner with the team to continue to drive smart, customer‑centric growth and results for our shareholders,” said Jeffrey J. Bird.

About AdvanSix
AdvanSix is an integrated chemistry company that produces essential materials for our customers across diverse end markets. Our value chain of our five U.S.-based manufacturing facilities plays a critical role in global supply chains and enables us to innovate and deliver essential products for our customers across building and construction, fertilizers, agrochemicals, plastics, solvents, packaging, paints, coatings, adhesives, electronics and other end markets. Guided by our core values of Safety, Integrity, Accountability and Respect, AdvanSix strives to deliver best-in-class customer experiences and differentiated products in the industries of nylon solutions, plant nutrients, and chemical intermediates. More information on AdvanSix can be found at http://www.advansix.com.

Forward Looking Statements

This release contains certain statements that may be deemed “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, that address activities, events or developments that our management intends, expects, projects, believes or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements may be identified by words such as "expect," "anticipate," "estimate," “outlook,” "project," "strategy," "intend," "plan," "target," "goal," "may," "will," "should" and "believe" and other variations or similar terminology and expressions. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties and other factors, many of which are beyond our control and difficult to predict, which may cause the actual results or performance of the Company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: general economic and financial conditions in the U.S. and globally; the potential effects of inflationary pressures, tariffs or the imposition of new tariffs, trade wars, barriers or restrictions, or threats of such actions, changes in interest rates, labor market shortages and supply chain issues; instability or volatility in financial markets or other unfavorable economic or business conditions caused by geopolitical concerns, including as a result of new or proposed legislation or regulatory, trade or other policies in or impacting the U.S., the conflict between Russia and Ukraine, the conflicts in Israel, Gaza and Iran, and related uncertainty in the surrounding region, and the possible expansion of such conflicts; the effect of any of the foregoing on our customers’ demand for our products and our suppliers’ ability to manufacture and deliver our raw materials, including implications of reduced refinery utilization in the U.S.; our ability to sell and provide our goods and services; the ability of our customers to pay for our products; any closures of our and our customers’ offices and facilities; risks associated with increased phishing, compromised business emails and other cybersecurity attacks, data privacy incidents and disruptions to our technology infrastructure; risks associated with operating with a reduced workforce; risks associated with our indebtedness including compliance with financial and restrictive covenants, and our ability to access capital on reasonable terms, at a reasonable cost, or at all, due to economic conditions or otherwise; the impact of scheduled turnarounds and significant unplanned downtime and interruptions of production or logistics operations as a result of mechanical issues or other unanticipated events such as fires, severe weather conditions, natural disasters, pandemics, geopolitical conflicts and related events; price fluctuations, cost increases and supply of raw materials; our operations and growth projects requiring substantial capital; growth rates and cyclicality of the industries we serve including global changes in supply and demand; failure to develop and commercialize new products or technologies; loss of significant customer relationships; adverse trade and tax policies; extensive environmental, health and safety laws that apply to our operations; hazards associated with chemical manufacturing, storage and transportation; litigation associated with chemical manufacturing and our business operations generally; inability to acquire and integrate businesses, assets, products or technologies; protection of our intellectual property and proprietary information; prolonged work stoppages as a result of labor difficulties or otherwise; failure to maintain effective internal controls; our ability to declare and pay quarterly cash dividends and the amounts and timing of any future dividends; our ability to repurchase our common stock and the amount and timing of any future repurchases; disruptions in supply chain, transportation and logistics; potential for uncertainty regarding qualification for tax treatment of our spin-off; fluctuations in our stock price; and changes in laws or regulations applicable to our business. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Such forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ materially from those contemplated by such forward-looking statements as a result of a number of risks, uncertainties and other factors including those noted above and those identified in our filings with the Securities and Exchange Commission (SEC), including the risk factors in Part 1, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2024, as updated in subsequent reports filed with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. We do not undertake to update or revise any of our forward-looking statements.

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Contacts:
Media Investors
Janeen Lawlor Adam Kressel
(973) 526-1615 (973) 526-1700
janeen.lawlor@advansix.com adam.kressel@advansix.com